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                                                                    EXHIBIT 99.D
[KPMG LLP LETTERHEAD]

                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors
Minnesota Life Insurance Company and
Policy Owners of Minnesota Life Variable Life Account:

We consent to the use of our reports included herein and to the reference to our Firm under the heading "EXPERTS" in Part I of the Registration Statement.

                                  /s/ KPMG LLP

Minneapolis, Minnesota
May 31, 2000